Exhibit 99.1

Outset Medical Reports Third Quarter 2026 Results

San Jose, CA – November 4, 2026 – Outset Medical, Inc. (Nasdaq: OM), a medical technology company pioneering a first-of-its-kind technology to improve clinical outcomes in dialysis with less cost and complexity, today reported financial results for the third quarter ended September 30, 2026.

Third Quarter and Recent Highlights

•
Net revenue totaled $33.6 million, an increase of 14% compared to the prior-year period and an increase of 6% sequentially.
•
Console revenue of $10.5 million, an increase of 26% compared to the prior-year period and an increase of 10% sequentially.
•
Recurring revenue, consisting of Tablo consumables and services, was $23.1 million, an increase of 10% compared to the prior-year period and an increase of 4% sequentially.
•
Gross margin expanded to 40.7%, an increase of 130 basis points compared to the prior-year period.
•
Net cash used during the quarter was $10.3 million, resulting in a total cash, cash equivalents, short-term investments and restricted cash position of $140.7 million at quarter end.

“Third-quarter results demonstrated continued progress against our strategic priorities and solid sales execution across both capital and recurring revenue,” said Leslie Trigg, Chair and Chief Executive Officer. “Consistently strong customer satisfaction and retention are expanding adoption of Tablo across our existing customer base and fueling new insourced dialysis partnerships with leading health systems. Advancing our mission to help providers nationwide improve the cost, complexity and clinical outcomes of dialysis continues to position Outset well for sustained long-term growth and value creation.”

Third Quarter 2026 Financial Results

Revenue for the third quarter was $33.6 million, an increase of 14% compared to $29.4 million in the third quarter of 2025. Product revenue of $23.7 million increased 15% from $20.6 million in the third quarter of 2025. Service and other revenue of $9.9 million increased 12% compared to $8.9 million in the third quarter of 2025. Recurring revenue from the sale of Tablo cartridges and service was $23.1 million compared to $21.1 million in the prior-year period.

Gross profit of $13.7 million increased 18% from $11.6 million in the third quarter of 2025. Gross margin was 40.7%, compared to 39.4% in the third quarter of 2025. On a non-GAAP basis, gross margin reached 40.8%, as compared to 39.9% in the third quarter of 2025. Product gross profit was $10.5 million compared to $9.4 million in the third quarter of 2025. Product gross margin was 44.2% compared to 45.7% in the third quarter of 2025. Service and other gross profit was $3.2 million, compared to $2.2 million in the third quarter of 2025. Service and other gross margin was 32.4% compared to 24.8% in the third quarter of 2025.

Operating expenses of $25.9 million decreased 5% from the same period in 2025. Research and development (R&D) expenses were $5.9 million, sales and marketing (S&M) expenses were $11.7 million, and general and administrative (G&A) expenses were $8.3 million. This compared to operating expenses of $27.4 million in the third quarter of 2025, including R&D expenses of $5.4 million, S&M expenses of $13.6 million, and G&A expenses of $8.5 million.

Excluding stock-based compensation expense and litigation charges, non-GAAP operating expenses were $24.2 million, including R&D expenses of $5.5 million, S&M expenses of $11.6 million, and G&A expenses of $7.0 million.

Net loss was $14.7 million compared to net loss of $17.8 million in the third quarter of 2025. On a non-GAAP basis, net loss was $12.9 million compared to net loss of $12.4 million in the third quarter of 2025.

Total cash, including restricted cash, cash equivalents and short-term investments, was $140.7 million as of September 30, 2026.

2026 Financial Guidance

Outset reiterated its 2026 revenue guidance of $125 million to $130 million and continues to expect non-GAAP gross margin to be in the low-40% to mid-40% range for the full year.

Conference Call Details

Outset will host a conference call today, November 4, 2026, at 1:30 p.m. PT / 4:30 p.m. ET to discuss third quarter results. Those interested in accessing the live or archived version of the conference call can visit the “Investors” section of the Outset Medical website at https://investors.outsetmedical.com.

Those interested in participating in the call via telephone are encouraged to register more than 15 minutes before the start of the call via the following link: https://register-conf.media-server.com/register/BIf6886fe8d04a44bbbb5a5da8650079ac. Once registered, participants will receive a dial-in number and unique PIN to join the call.

Use of Non-GAAP Financial Measures

The Company may report non-GAAP results for gross profit/loss, gross margin, operating expenses, operating margins, net income/loss, basic and diluted net income/loss per share, other income/loss, and cash flows. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, financial measures calculated in accordance with GAAP. As listed in the itemized reconciliations between GAAP and non-GAAP financial measures included in this press release, the Company’s GAAP financial measures include stock-based compensation expense and litigation charges incurred outside of the ordinary course of business in connection with the stockholder class action and relative derivative lawsuits, as disclosed in the Company’s latest annual and quarterly reports. Stock-based compensation is a non-cash expense. In addition, litigation charges related to the above-described matters are excluded because they constitute non-routine litigation costs, arise outside of the ordinary course of the Company’s business, and are not indicative of its recurring operating results or underlying performance trends. As such, management has excluded the effects of these items in non-GAAP measures to assist investors in analyzing and assessing past and future operating performance and period-to-period comparisons. There are limitations related to the use of non-GAAP financial measures because they are not prepared in accordance with GAAP, may exclude significant expenses required by GAAP to be recognized in the Company’s financial statements, and may not be comparable to non-GAAP financial measures used by other companies. The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in Appendix A of this press release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements include, but are not limited to, statements about the Company’s possible or assumed future results of operations and financial position, including expectations regarding projected revenues, gross margin, operating expenses, capital expenditures, cash use, cash burn, cash position, profitability and outlook; statements about the sufficiency of the Company’s cash balances through cash-flow breakeven; statements regarding the anticipated impacts and benefits of the Company’s cost reduction actions and restructurings; statements regarding the evolution of the Company's commercial model, including changes to its sales organization and incentives, and the expected benefits thereof; statements regarding anticipated customer orders, refreshes, expansions or other business opportunities, including the expected closing, timing, size, scope and benefits thereof; statements regarding the Company’s overall business strategy, plans and objectives of management; statements regarding the anticipated launch and timing of product enhancements and new features, as well as new or expanded services, and the expected benefits, performance, and impact thereof; the Company’s expectations regarding the market sizes and growth potential for Tablo and the total addressable market opportunities for Tablo, including the potential impact of healthcare policies, programs and initiatives on patient access to and adoption of Tablo; continued execution of the Company’s initiatives designed to expand gross margins; the Company’s ability to respond to and resolve any reports, observations or other actions by the Food and Drug Administration or other regulators in a timely and effective manner; as well as the Company’s expectations regarding the impact of macroeconomic factors (including changes in tariff or trade laws and policies) on the Company, its customers and suppliers. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results or other events to differ materially from those contemplated in this press release can be found in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission, including its latest annual and quarterly reports. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of their date and, except to the extent required by law, the Company undertakes no obligation to update these statements, whether as a result of any new information, future developments or otherwise.

About Outset Medical, Inc.

Outset is a medical technology company transforming the dialysis experience across the continuum of care with a first-of-its-kind technology. The Tablo® Hemodialysis System, FDA-cleared for use from hospital to home, is trusted by more than 1,000 U.S. healthcare facilities and has enabled millions of treatments delivered by thousands of nurses. Designed to reduce the cost and complexity of dialysis, Tablo combines water purification and on-demand dialysate production into a single, integrated system that connects seamlessly with Electronic Medical Record systems and a proprietary data analytics platform. This enterprise solution empowers providers to develop an in-house dialysis program where they are in control – enabling better operational, clinical, and financial outcomes. Outset is redefining what’s possible in kidney care through innovation, scale, and a relentless commitment to improving the lives of patients and the professionals who care for them. For more information, visit www.outsetmedical.com.

Investor Contact

Investors@outsetmedical.com

Outset Medical, Inc.

Condensed Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenue:
Product revenue	$23,694	$20,558	$64,152	$64,934
Service and other revenue	9,902	8,873	28,942	25,668
Total revenue	33,596	29,431	93,094	90,602
Cost of revenue:
Cost of product revenue (2)	13,233	11,169	33,865	33,962
Cost of service and other revenue	6,692	6,672	20,181	22,117
Total cost of revenue	19,925	17,841	54,046	56,079
Gross profit (1)	13,671	11,590	39,048	34,523
Gross margin (1)	40.7%	39.4%	41.9%	38.1%
Operating expenses:
Research and development (2)	5,898	5,376	16,966	16,180
Sales and marketing (2)	11,736	13,550	37,167	41,482
General and administrative (2)(3)	8,306	8,477	29,779	25,938
Total operating expenses	25,940	27,403	83,912	83,600
Loss from operations	(12,269)	(15,813)	(44,864)	(49,077)
Interest income and other income, net	1,241	1,855	4,122	5,734
Interest expense	(3,505)	(3,476)	(10,316)	(10,511)
Loss on extinguishment of term loan	—	—	—	(7,685)
Loss before provision for income taxes	(14,533)	(17,434)	(51,058)	(61,539)
Provision for income taxes	153	404	590	623
Net loss	$(14,686)	$(17,838)	$(51,648)	$(62,162)

Net loss per share, basic and diluted	$(0.78)	$(1.00)	$(2.78)	$(4.37)
Shares used in computing net loss per share, basic and diluted	18,831	17,783	18,609	14,228

(1) Gross profit and gross margin by source consisted of the following:
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Gross profit
Product revenue	$10,461	$9,389	$30,287	$30,972
Service and other revenue	3,210	2,201	8,761	3,551
Total gross profit	$13,671	$11,590	$39,048	$34,523
Gross margin
Product revenue	44.2%	45.7%	47.2%	47.7%
Service and other revenue	32.4%	24.8%	30.3%	13.8%
Total gross margin	40.7%	39.4%	41.9%	38.1%

(2) Includes stock-based compensation expense as follows:
	Three Months Ended		Nine Months Ended
Stock-based compensation expense	September 30,		September 30,
	2026	2025	2026	2025
Cost of revenue	$45	$135	$233	$438
Research and development	363	1,117	1,777	2,426
Sales and marketing	166	1,174	1,040	2,586
General and administrative	1,114	2,654	4,787	6,103
Total stock-based compensation expense	$1,688	$5,080	$7,837	$11,553

(3) Includes non-ordinary course litigation charges related to stockholder class action and related derivative lawsuits as follows:
	Three Months Ended		Nine Months Ended
Litigation charges	September 30,		September 30,
	2026	2025	2026	2025
General and administrative	$143	343	$810	343
Total litigation charges	$143	343	$810	343

Outset Medical, Inc.

Condensed Balance Sheets

(in thousands, except per share amounts)

	September 30,	December 31,
	2026	2025
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$33,942	$35,006
Short-term investments	102,685	133,940
Accounts receivable, net	30,407	28,329
Inventories	44,989	47,609
Prepaid expenses and other current assets	4,200	5,999
Total current assets	216,223	250,883
Restricted cash	4,121	3,829
Property and equipment, net	3,541	4,670
Operating lease right-of-use assets	4,435	4,797
Finance lease right-of-use assets	1,642	—
Other assets	447	317
Total assets	$230,409	$264,496
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,292	$554
Accrued compensation and related benefits	9,965	10,735
Accrued expenses and other current liabilities	13,349	9,433
Accrued warranty liability	1,023	1,374
Deferred revenue, current	13,468	13,795
Operating lease liabilities, current	1,755	1,739
Finance lease liabilities, current	601	—
Total current liabilities	44,453	37,630
Deferred revenue	221	406
Operating lease liabilities	2,985	3,271
Finance lease liabilities	1,068	—
Term loan	98,368	96,237
Total liabilities	147,095	137,544
Commitments and contingencies
Stockholders' equity:
Preferred Stock, $0.001 par value; 5,000 shares authorized, and no shares issued and outstanding as of September 30, 2026 and December 31, 2025	—	—
Common stock, $0.001 par value; 300,000 shares authorized as of September 30, 2026 and December 31, 2025; 18,873 and 18,169 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	19	18
Additional paid-in capital	1,306,563	1,298,138
Accumulated other comprehensive (loss) income	(244)	172
Accumulated deficit	(1,223,024)	(1,171,376)
Total stockholders' equity	83,314	126,952
Total liabilities and stockholders' equity	$230,409	$264,496

Outset Medical, Inc.

Condensed Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2026	2025
Net cash used in operating activities	$(32,858)	$(36,806)
Net cash provided by (used in) investing activities	31,729	(106,274)
Net cash provided by financing activities	357	55,503
Net decrease in cash, cash equivalents and restricted cash	(772)	(87,577)
Cash, cash equivalents and restricted cash at beginning of the period	38,835	127,343
Cash, cash equivalents and restricted cash at end of the period (1)	$38,063	$39,766

(1) The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the accompanying condensed balance sheets that sum to the total of the amounts shown in the accompanying condensed statements of cash flows (in thousands):

	September 30,
	2026	2025
Cash and cash equivalents	$33,942	$36,437
Restricted cash	4,121	3,329
Total cash, cash equivalents and restricted cash*	$38,063	$39,766

* The total cash, including restricted cash, cash equivalents and investment securities as of September 30, 2026 was $140.7 million; compared to $182.0 million as of September 30, 2025.

Appendix A

Outset Medical, Inc.

Results of Operations – Non-GAAP

(in thousands, except per share amounts)

(unaudited)

Reconciliation between GAAP and non-GAAP net loss per share:
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
GAAP net loss per share, diluted	$(0.78)	$(1.00)	$(2.78)	$(4.37)
Stock-based compensation expense	0.09	0.29	0.42	0.81
Litigation charges	0.01	0.02	0.04	0.02
Non-GAAP net loss per share, diluted	$(0.68)	$(0.69)	$(2.32)	$(3.54)

Reconciliation between GAAP and non-GAAP net loss:
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
GAAP net loss, diluted	$(14,686)	$(17,838)	$(51,648)	$(62,162)
Stock-based compensation expense	1,688	5,080	7,837	11,553
Litigation charges	143	343	810	343
Non-GAAP net loss, diluted	$(12,855)	$(12,415)	$(43,001)	$(50,266)

Reconciliation between GAAP and non-GAAP results of operations:
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
GAAP gross profit	$13,671	$11,590	$39,048	$34,523
Stock-based compensation expense	45	135	233	438
Non-GAAP gross profit	$13,716	$11,725	$39,281	$34,961

GAAP gross margin	40.7%	39.4%	41.9%	38.1%
Stock-based compensation expense	0.1	0.5	0.3	0.5
Non-GAAP gross margin	40.8%	39.9%	42.2%	38.6%

GAAP research and development expense	$5,898	$5,376	$16,966	$16,180
Stock-based compensation expense	(363)	(1,117)	(1,777)	(2,426)
Non-GAAP research and development expense	$5,535	$4,259	$15,189	$13,754

GAAP sales and marketing expense	$11,736	$13,550	$37,167	$41,482
Stock-based compensation expense	(166)	(1,174)	(1,040)	(2,586)
Non-GAAP sales and marketing expense	$11,570	$12,376	$36,127	$38,896

GAAP general and administrative expense	$8,306	$8,477	$29,779	$25,938
Stock-based compensation expense	(1,114)	(2,654)	(4,787)	(6,103)
Litigation charges	(143)	(343)	(810)	(343)
Non-GAAP general and administrative expense	$7,049	$5,480	$24,182	$19,492

GAAP total operating expense	$25,940	$27,403	$83,912	$83,600
Stock-based compensation expense	(1,643)	(4,945)	(7,604)	(11,115)
Litigation charges	(143)	(343)	(810)	(343)
Non-GAAP total operating expense	$24,154	$22,115	$75,498	$72,142